
Heller Equipment Asset Receivables Trust 1997-1
===================================================================================================================================
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
3/25/98

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio
     (a)    The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                               no

            Initial ADCB                                                                                          273,826,503.00

                                                                                         ADCB of
                                ADCB of                                                 Cumulative                 Cumulative
                              Cumulative                  Cumulative               Defaulted Contracts              Net Loss
                          Defaulted Contracts             Recoveries                net of Recoveries                 Ratio
                         --------------------             ----------               -------------------            -----------


   2 months prior          303,874.78                       0.00                   303,874.78                       0.11%
   1 month prior           609,386.47                 151,558.41                   457,828.06                       0.17%
   Current                 662,179.25                 272,007.15                   390,172.10                       0.14%
   Average                 525,146.83                 141,188.52                   383,958.31                       0.14%

               Annualized maximum Cumulative Net Loss Ratio                                                         1.00%
               Average Cumulative Net Loss Ratio                                                                    0.14%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing
     (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as
     of the Initial Cutoff Date.



B) A Servicer Event has occurred and is continuing (yes/no)  no

C) An Event of Default has occurred and is continuing (yes/no)  no

          (a)    failure to pay on each Distribution Date the full amount of interest on any Note (yes/no) no

          (b)    failure to pay the then outstanding principal amount of any Note, if any, on its no related Maturity Date
                 (yes/no)  no



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no) no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
     3/25/98

Obligor Event Trigger Determination
-----------------------------------

     The current period is less than 16 months after the Closing Date                                                    yes
     (January 4, 1999) (yes / n/a)
     If the current period is less than 16 months after the closing date, one of the top five Obligors, as of the Cut-Off Date, is a Defaulted Contract in
     this period (yes/no / n/a)                                                                                          no

     The Obligor Event has been cured (yes, if any of following is yes/no, if
     each of following is no / n/a if not applicable)                                                                    n/a
       a) the Defaulted Contract has been replaced with an eligible Substitute
          Contract                                                                                                       n/a
       b) a Recovery has been received with respect to the Defaulted Contract
          and no further Recoveries are expected                                                                         n/a
       c) a Successor Servicer has been appointed                                                                        n/a


An Obligor Event has occurred and is continuing                                                                          n/a


10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                                                                  273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and
     Adjusted Contracts                                                                                                 0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and
     Adjusted Contracts                                                                                                 0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and
     Adjusted Contracts exceeds 10% (yes/no)                                                                             no

5% Skipped Payment Limit Calculation
------------------------------------

     The percent of contracts with Skipped Payment modifications                                                        0.00%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                     no
     Any Skipped Payments have been deferred later than 12 months prior to the
     Class B Maturity Date                                                                                               n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

     (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or municipalities            0.00%
           exceeds 1.13% of the ADCB of the Contract Pool                                                                no

     (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds 3.88%             2.30%
           of the ADCB of the Contract Pool                                                                              no

     (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors (measured           4.47%
           by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the Contract Pool                       no

     (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors (measured by          20.57%
           ADCB as of the date of determination) exceeds 24.79% of the ADCB of the Contract Pool                         no

     (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan of such        18.83%
           Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool                                   no

     (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of the United            14.16%
           States exceeds 17.73% of the ADCB of the Contract Pool                                                        no


Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
         3/25/98


                                                                                                 Collection               Reserve
                                                                                                   Account                 Fund
                                                                                                   -------                 -----
Beginning Account Balance                                                                             0.00             2,738,265.00
Investment Earnings                                                                              53,413.47                12,848.46


Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads         6,721,512.31
Add: Prepayment Amounts                                                                       6,096,931.54
Add: Recoveries                                                                                 120,448.74
Add: Investment Earnings                                                                         53,413.47                12,848.46
Add: Late Charges                                                                                 3,735.07
Add: Expired Lease Proceeds                                                                           0.00
Add: Servicer Advances                                                                           91,437.25



Available Amounts                                                                           13,087,478.38              2,751,113.46
-----------------


Payments on Distribution Date
-----------------------------

(A) **    Indenture Trustee Fees (first in funds allocation during a Restricting
          Event 0.00 or an Event of Default)

(A)       Unreimbursed Servicer Advances                                                             0.00

(B)       Monthly Servicing Fee, due and accrued, including any amounts unpaid                  89,257.93

(C)       Class A-1 Notes interest, due and accrued, including any amounts
          unpaid                                                                                16,325.64

(D)       Class A-2 Notes interest, due and accrued, including any amounts
          unpaid                                                                             1,020,688.29

(E)       Class B Notes interest, due and accrued, including any amounts unpaid                 44,496.81

(F)       Class C Notes interest, due and accrued, including any amounts unpaid                 30,486.02

(G)       Class D Notes interest, due and accrued, including any amounts unpaid                 34,821.60

(H)       The Class A-1 Principal Payment Amount                                             3,661,598.16

(I)       The Class A-2 Principal Payment Amount                                             7,588,585.04

(J)       The Class B Principal Payment Amount                                                 325,225.07

(K)       The Class C Principal Payment Amount                                                 216,816.71

(L)       The Class D Principal Payment Amount                                                  59,177.11

(M)       Amounts required to meet the Reserve Fund Amount                                           0.00                     0.00

(B)*      Monthly Servicing Fee, due and accrued, including any amounts unpaid                       0.00
          (applicable only if an Obligor Event has occurred and is continuing)

(N)       Any excess to Certificateholders                                                           0.00

Distributions to Noteholders and Certificateholders                                         13,087,478.38                12,848.46

Ending balance of accounts                                                                           0.00              2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
          3/25/98
          A Restricting Event has occurred and is continuing (yes\no)                                         no

          Trustee Fees (only in the event of a Restricting Event or an Event of Default)                     0.00


Unreimbursed Servicer Advances
-------------------------------

     (i)    Current month Unreimbursed Servicer Advances                                                     0.00
    (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                       0.00
   (iii)    Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                       0.00
    (iv)    Unreimbursed Servicer Advances distributed                                                       0.00
            Unpaid Unreimbursed Servicer Advances (or arrearage)                                             0.00




Servicing Fee Schedule
----------------------

     (i)    Servicing Fee Percentage                                                                        0.50%
     (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                       214,219,022.10
     (iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                     89,257.93
     (iv)   Servicing Fee accrued but not paid in prior periods                                              0.00
     (v)    Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )         89,257.93
     (vi)   Monthly Servicing Fee distributed                                                           89,257.93
            Servicing Fee accrued but not paid                                                               0.00

Class A-1 Interest Schedule
---------------------------

            Opening Class A-1 principal balance                                                      3,661,598.16

     (i)    Class A-1 Interest Rate                                                                       5.7325%
     (ii)   Number of days in Accrual Period                                                                   28
            Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                         0.4459%
            Current Class A-1 interest due                                                              16,325.64
            Prior Class A-1 interest arrearage                                                               0.00
            Current Period Interest Shortfall                                                                0.00

            Class A-1 interest distribution                                                             16,325.64


Class A-2 Interest Schedule
--------------------------

            Opening Class A-2 principal balance                                                    191,678,552.00
            Class A-2 Interest Rate                                                                       6.3900%
            Class A-2 Interest Rate x 30/360                                                              0.5325%
            Current Class A-2 interest due                                                           1,020,688.29
            Prior Class A-2 interest arrearage                                                               0.00
            Current Period Interest Shortfall                                                                0.00

            Class A-2 interest distribution                                                          1,020,688.29


Class B Interest Schedule
-------------------------

            Opening Class B principal balance                                                        8,214,795.00
            Class B Interest Rate                                                                         6.5000%
            Class B Interest Rate x 30/360                                                                0.5417%
            Current Class B interest due                                                                44,496.81
            Prior Class B interest arrearage                                                                 0.00
            Current Period Interest Shortfall                                                                0.00

            Class B interest distribution                                                               44,496.81

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          3/25/98

Class C Interest Schedule
          Opening Class C principal balance                                                                     5,476,530.00
          Class C Interest Rate                                                                                      6.6800%
          Class C Interest Rate x 30/360                                                                             0.5567%
          Current Class C interest due                                                                             30,486.02
          Prior Class C interest arrearage                                                                              0.00
          Current Period Interest Shortfall                                                                             0.00

          Class C interest distribution                                                                            30,486.02


Class D Interest Schedule

          Opening Class D principal balance                                                                     5,476,530.00
          Class D  Interest Rate                                                                                     7.6300%
          Class D Interest Rate x 30/360                                                                             0.6358%
          Current Class D interest due                                                                             34,821.60
          Prior Class D interest arrearage                                                                              0.00
          Current Period Interest Shortfall                                                                             0.00

          Class D interest distribution                                                                            34,821.60

Class A-1 Principal Schedule
          Class A-1 Maturity Date                                                                                    9/25/98
   (i)    Opening Class A-1 principal balance                                                                   3,661,598.16
   (ii)   ADCB as of last day of second preceding Collection Period                                           214,219,022.10
   (iii)  ADCB as of last day of immediately preceding Collection Period                                      202,498,963.46
          Expected Class A-1 Payment ( (ii) - (iii) )                                                          11,720,058.64
   (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                           288,983.06
          Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                        3,661,598.16
          Class A-1 Principal Payment Amount distribution                                                       3,661,598.16
                                Shortfall                                                                               0.00

          Class A-1 Principal Balance after current distribution                                                        0.00



Class A-2 Principal Schedule

   (i)    Opening Class A-2 principal balance                                                                 191,678,552.00
   (ii)   Applicable Class A-2 Percentage                                                                             90.91%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                202,498,963.46
   (iv)   Current month targeted Class A-2 principal balance ((ii) * (iii))                                   184,089,966.96
   (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                    7,588,585.04
   (vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v))                                             7,588,585.04

          Class A-2 Principal Payment Amount distributed                                                        7,588,585.04
                                       Shortfall                                                                        0.00

          Class A-2 principal balance after current distribution                                              184,089,966.96


Class B Principal Schedule

   (i)    Opening Class B principal balance                                                                     8,214,795.00
   (ii)   Applicable Class B Percentage                                                                                3.90%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                202,498,963.46
   (iv)   Current month targeted Class B principal balance ((ii) * (iii))                                       7,889,569.93
   (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                      325,225.07
   (vi)   Class B Principal Payment Amount (lesser of (i) or (v))                                                 325,225.07

          Class B Principal Payment Amount distributed                                                            325,225.07
                                     Shortfall                                                                          0.00

          Class B principal balance after current distribution                                                  7,889,569.93


Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
               3/25/98

Class C Principal Schedule

  (i)   Opening Class C principal balance                                       5,476,530.00
 (ii)   Applicable Class C Percentage                                                  2.60%
(iii)   ADCB as of the last day of the Collection Period less obligations
          to Class A-1 Notes                                                  202,498,963.46
 (iv)   Current month targeted Class C principal balance ( (ii) * (iii) )       5,259,713.29
  (v)   (i) - (iv) (zero until Class A-1 has been retired)                        216,816.71
 (vi)   Class C Principal Payment Amount (lesser of (i) or (v) )                  216,816.71

        Class C Principal Payment Amount distributed                              216,816.71
                Shortfall                                                               0.00

        Class C principal balance after current distribution                    5,259,713.29


Class D Principal Schedule

  (i)   Opening Class D principal balance                                       5,476,530.00
 (ii)   Applicable Class D Percentage                                                  2.60%
(iii)   ADCB as of the last day of the Collection Period less obligations
          to Class A-1 Notes                                                  202,498,963.46
 (iv)   Current month targeted Class D principal balance ( (ii) * (iii) )       5,259,713.29
  (v)   (i) - (iv) (zero until Class A-1 has been retired)                        216,816.71
 (vi)   Class D Principal Payment Amount (lesser of (i) or (v) )                  216,816.71

        Class D Principal Payment Amount distributed                               59,177.11
                Shortfall                                                         157,639.61

        Class D principal balance after current distribution                    5,417,352.89


Reserve Fund Schedule

        Prior month Reserve Fund balance                                        2,738,265.00
        Initial ADCB                                                          273,826,503.00
        Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00%
          or (ii) outstanding principal of the Notes)                           2,738,265.00
        Current period draw on Reserve Fund                                             0.00
        Required deposit to Reserve Fund                                                0.00
        Actual deposit to Reserve Fund                                                  0.00
        Interest Earned on Reserve Account                                         12,848.46
        Deposit to Certificateholder                                               12,848.46
        Ending Reserve Fund balance                                             2,738,265.00

        Ending Reserve Fund balance as a percentage of ADCB                            1.35%


Servicing Fee Schedule

        Servicing Fee during an Obligor Event                                           0.00
        Servicing Fee paid                                                              0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors

     3/25/98
                                  CUSIP # 423327AA3
     Class A-1
     ---------
     Class A-1 principal balance                                          0.00
     Initial Class A-1 principal balance                         62,980,096.00

     Note factor                                                   0.000000000



                                  CUSIP # 423327AB1
     Class A-2
     ---------
     Class A-2 principal balance                                184,089,966.96
     Initial Class A-2 principal balance                        191,678,552.00

     Note factor                                                   0.960409837



                                  CUSIP # 423327AC9
     Class B
     -------
     Class B principal balance                                    7,889,569.93
     Initial Class B principal balance                            8,214,795.00

     Note factor                                                   0.960409837



                                  CUSIP # 423327AD7
     Class C
     -------
     Class C principal balance                                    5,259,713.29
     Initial Class C principal balance                            5,476,530.00

     Note factor                                                   0.960409838




     Class D
     -------
     Class D principal balance                                    5,417,352.89
     Initial Class D principal balance                            5,476,530.00

     Note factor                                                   0.989194415

Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
           3/25/98

ADCB as of the last day of the Collection Period                                                   202,498,963.46



Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                  52,792.78
Number of Defaulted Contracts as of the last day of the Collection Period                                       1
Defaulted Contracts as a percentage of ADCB (annualized)                                                    0.31%

DCB of Adjusted Contracts as of the last day of the Collection Period                                        0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                        0

DCB of Prepaid Contracts as of the last day of the Collection Period                                 3,802,417.00
Number of Prepaid Contracts as of the last day of the Collection Period                                        11

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period           0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period           0

DCB of Warranty Contracts as of the last day of the Collection Period                                1,941,381.03
Number of Warranty Contracts as of the last day of the Collection Period                                        2

DCB of repurchased Contracts as of the last day of the Collection Period                             1,941,381.03
Number of repurchased Contracts as of the Collection Period                                                     2

DCB of Additional Contracts as of the last day of the Collection Period                                      0.00
Number of Additional Contracts as of the Collection Period                                                      0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period       120,448.74

Delinquencies                           Dollars              Percent
                                        -------              -------
     Current                         195,997,432.90           96.41%
     31-60 days past due               5,266,812.06            2.59%
     61-90 days past due                 888,007.10            0.44%
     Over 90 days past due             1,142,570.17            0.56%
                                     --------------          -------
     Total                           203,294,822.23          100.00%

     31+ days past due                 7,297,389.33            3.59%

(i)  DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                          662,179.25
(ii) Cumulative Recoveries realized on Defaulted Contracts                                             272,007.15
     Cumulative net losses to date  ( (i) - (ii) )                                                     390,172.10

------------------------------------------------------------------
                        Static Information

Initial ADCB                                           273,826,503
Discount Rate                                              6.9239%
Class A-1 Initial Principal Amount                      62,980,096
Class A-1 Interest Rate                                    5.7325%
Class A-2 Initial Principal Amount                     191,678,552
Class A-2 Interest Rate                                    6.3900%
Class B Initial Principal Amount                         8,214,795
Class B Interest Rate                                      6.5000%
Class C Initial Principal Amount                         5,476,530
Class C Interest Rate                                      6.6800%
Class D Initial Principal Amount                         5,476,530
Class D Interest Rate                                      7.6300%
Reserve Fund Initial Deposit                             2,738,265
Class A-1 Maturity Date                                    9/25/98
Classes A-2, B, C, & D Maturity Date                       5/25/05
Closing Date                                                9/4/97
------------------------------------------------------------------